Exhibit 99.1

2301 W. Big Beaver Road• Suite 525 • Troy, MI 48084 • 248.649.2301 • www.talmerbank.com

FOR IMMEDIATE RELEASE

Thomas C. Shafer Named President of Talmer Bank and Trust and Chief Operating Officer of Talmer Bancorp, Inc.

Troy, Michigan (September 22, 2014) — Talmer Bancorp, Inc. and Talmer Bank and Trust announced today that Thomas C. Shafer has been named Chief Operating Officer of Talmer Bancorp, Inc. and President of Talmer Bank and Trust.  Mr. Shafer will be responsible for the overall day-to-day operations of the bank.

“We believe that our consistent growth over the past several years as well as our strong desire to continue our expansion efforts dictated that now was the right time to review our organization’s management structure,” stated David Provost, President and CEO of Talmer Bancorp, Inc. and Chairman and CEO of Talmer Bank and Trust.

“Tom’s new roles will allow for greater consistency and synergy between our lines of business and also allow for a much stronger focus on organic growth opportunities across our entire organization.”

Mr. Shafer joined Talmer Bancorp, Inc. in 2010 and most recently served as President and CEO of First Place Bank where he spent over 18 months leading their successful integration and charter consolidation efforts.

With the appointment of Mr. Shafer as President, David Provost will continue to serve as CEO and President of Talmer Bancorp, Inc. and Chairman and CEO of Talmer Bank and Trust.

Talmer Bancorp, Inc. also announced that effective immediately Gary Collins will be focusing his efforts as Vice Chairman of both Talmer Bancorp, Inc. and Talmer Bank and Trust and as President and CEO of Talmer West Bank, as well as the further development of Talmer’s Chicago markets.  He will continue to provide strategic leadership as a member of the Board of Directors of both Talmer Bancorp, Inc. and Talmer Bank and Trust.

“This change will allow Gary to have a greater focus on supporting the growth of Talmer Bank in the Chicago market, where he has been a life-long resident and local community leader,” stated Provost.

About Talmer Bancorp, Inc.

Headquartered in Troy, Michigan, Talmer Bancorp, Inc. is the holding company for Talmer Bank and Trust and Talmer West Bank.  These banks, operating through branches and lending offices in Michigan, Ohio, Indiana, Maryland, Nevada, and Illinois, offer a full suite of commercial and retail banking, mortgage banking, wealth management and trust services to small and medium-sized businesses and individuals. For more information, please visit www.talmerbank.com.

Forward-looking Statements

Some of the statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “intend,” “plan,” “seek,” “believe,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods.  Forward-looking statements are neither historical facts nor assurances of future performance.  Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions.  Because forward-looking statements relate to the future, they are subject to risks, uncertainties and other factors, such as a downturn in the economy, volatile credit and financial markets both domestic and foreign, potential deterioration in real estate values, as well as additional risks and uncertainties contained in the “Risk Factors” and the forward-looking statement disclosure contained in our Annual Report on Form 10-K for the most recently ended fiscal year, any of which could cause actual results to differ materially from future results expressed or implied by those forward-looking statements. All forward-looking statements speak only as of the date of this press release.  We undertake no obligation to update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

For further information, contact:

Angela Spencer Ford

MultiConnect

248.331.1147 Office

248.766.2154 Mobile

aford@multiconnectmarketing.com

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